Exhibit 99.1

FOR IMMEDIATE RELEASE

COMPRESSCO PARTNERS, L.P.
DECLARES THIRD QUARTER 2011 CASH DISTRIBUTION AND
SCHEDULES THIRD QUARTER 2011 EARNINGS RELEASE CONFERENCE CALL

Oklahoma City, Oklahoma (October 21, 2011)  Compressco Partners, L.P. (NASDAQ: GSJK) announced today that the board of directors of its general partner has declared a cash distribution attributable to the quarter ended September 30, 2011 of $0.3875 per outstanding unit. This distribution equates to a distribution of $1.55 per outstanding unit on an annualized basis. This cash distribution will be paid on November 15, 2011 to all unitholders of record as of the close of the business on November 1, 2011.

In addition, Compressco Partners expects to release its third quarter 2011 earnings results on Thursday, November 3, 2011 and will host a conference call at 10:30 a.m. Eastern Time on that day to discuss the earnings results. Ronald J. Foster, President of Compressco Partners, and Gary L. McBride, Chief Financial Officer of Compressco Partners, will host the call. The phone number for the call is 800/860-2442. The conference will also be available by live audio webcast and may be accessed through Compressco Partners’ website at www.compressco.com. The earnings press release will be available on Compressco Partners’ website prior to the conference call.  A replay of the call will be available at 877/344-7529, conference number 10005626, for one week following the conference and the archived webcast will be available through Compressco Partners’ website for thirty days following the conference.

Compressco Partners is a provider of wellhead compression-based production enhancement services to a broad base of natural gas and oil exploration and production companies operating throughout most of the onshore producing regions of the United States, and has significant operations in Canada and Mexico and a growing presence in certain countries in South America, Eastern Europe and the Asia-Pacific region. Compressco Partners is managed by Compressco Partners GP Inc., which is an indirect, wholly owned subsidiary of TETRA Technologies, Inc. (NYSE: TTI).

Forward Looking Statements

This press release includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “projects,” “anticipate,” “believe,” “assume,” “could,” “should,” “plans,” “targets” or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements that Compressco Partners intends to be included within the safe harbor protections provided by the federal securities laws. These forward-looking statements include statements concerning expected results of operations for 2011, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding Compressco Partners’ beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made by Compressco Partners in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of Compressco Partners. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in the registration statement filed by Compressco Partners with the U.S. Securities and Exchange Commission (SEC), which is available via the SEC’s web site at www.sec.gov. Compressco Partners undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

This press release serves as qualified notice to nominees as provided for under Treasury Regulation Section 1.1446-4(b)(4) and (d). Compressco Partners’ distributions to foreign investors are subject to federal tax withholding at the highest applicable effective tax rate. Nominees are treated as withholding agents responsible for withholding distributions received by them on behalf of foreign investors.

Contact:
Compressco Partners, L.P., Oklahoma City, Oklahoma
Ronald J. Foster, 405/677-0221
Fax: 405/619-9244
www.compressco.com